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EXHIBIT 10.20: TOTAL SHAREHOLDER RETURN PERFORMANCE PLAN

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ALCAN INC.


ALCAN
LONG-TERM
INCENTIVE PROGRAM

o TSR Performance Plan

Approved Plan Text

MONTREAL, CANADA
DECEMBER 2001

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1.   GENERAL INFORMATION

The Alcan Long-Term Incentive Program is comprised of two separate plans. The first plan is the Alcan Total Shareholder Return Performance Plan and the second plan is Alcan Executive Share Option Plan. The text of the latter is included in the Circular dated April 28,1993.

Following is the description of the Alcan Total Shareholder Return Performance Plan.

2.   DEFINITIONS

In this Plan, the following definitions shall have the following meanings:

"ALCAN LTIP" means the Alcan Long-Term Incentive Program which includes the Alcan Executive Share Option Plan and the Alcan Total Shareholder Return Performance Plan;

"AUDITORS" means PricewaterhouseCoopers LLP or any successor company;

"AWARD" means an earned Award to a Key Employee in accordance with the provisions of the Plan;

"AWARD AGREEMENT" means the written agreement evidencing an Award granted to a Key Employee under the Plan and approved by the Committee;

"BOARD" means the Board of Directors of the Company;

"CLOSING PRICES" means the closing sale prices for record lots for common shares as reported on the New York Stock Exchange - Consolidating Trading;

"COMMITTEE" means the Personnel Committee of the Board;

"COMPANY" means Alcan Inc. and any successor corporation whether by amalgamation, merger or otherwise;

"DISABILITY" means the complete permanent inability of a Key Employee to perform all of his duties under the terms of his employment with the Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data as the Committee deems appropriate or necessary;

"KEY EMPLOYEE" means an employee of the Company or a Subsidiary whose responsibilities and decisions, in the judgement of the Committee, directly affect the performance of the Company and its Subsidiaries and has been designated by the Committee as eligible to participate in the Plan;

"PARTICIPANT" means an employee of the Company who is a Key Employee and who has received an Award under the Plan;

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"PERFORMANCE PERIOD" means the period over which performance for the purposes of an Award shall be measured;

"PLAN" means the Alcan Total Shareholder Return Performance Plan;

"RETIREMENT" means (unless otherwise determined by the Committee):

i) retirement in accordance with the provisions of those retirement benefits plans of the Company or any Subsidiary covering the executive, or

ii) the placing of a terminated executive a non-active payroll of the Company or a Subsidiary in order to permit such executive to attain early retirement age.

"SHARE" means a common share of the Company;

"SUBSIDIARY" means a company controlled, directly or indirectly, by Alcan;

"TARGET CASH AWARD" means a target cash award granted to a Key Employee in accordance with the provisions of the Plan and approved by the Committee;

"TSR" means the Total Shareholder Return, which is a financial measure as described in section 6.4;


3.   ESTABLISHMENT AND PURPOSE

3.1. Establishment. The Company has established an incentive compensation plan known as the Alcan TSR Performance Plan. In an effort to increase the Key Employee's awareness of their role in improving shareholder value, the Committee has approved an executive total compensation plan that recognizes that long-term incentives are an integral part of the executive's compensation.

3.2. Purpose. The purpose of the Plan is to promote the achievement of long-term objectives of the Company i) by tying the Key Employee's long-term incentive opportunities to pre-established goals; ii) by rewarding performance, based on the successful achievement of the pre-established goals; and iii) by attracting, retaining and motivating highly competent Key Employees committed as a group to achieve results through teamwork.

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4.   ADMINISTRATION

4.1. The Plan shall be administered by the Committee. The Committee shall have full and complete authority to interpret the Plan and prescribe such rules and regulations and make such other determinations as it deems necessary or desirable for the administration of the Plan.

4.2. Amendment, Modification and Termination. The Committee may at any time and from time to time amend, suspend or terminate the Plan in whole or in part.

4.3. Costs of the Plan. All expenses associated with the establishment, maintenance and termination of the Plan shall be borne by the Company.

4.4. Tax Consequences. The Awards shall be subject to taxes as per the income tax rules of the Key Employee's country of residence. Participants are encouraged to inform themselves of their particular tax situation. All taxes shall be paid by the Participant.

4.5. Successors. All obligations of the Company under the Plan shall be binding on any successor to the Company.


5.   ELIGIBILITY

5.1. Eligibility. The Plan provides for the granting of a Target Cash Award to designated Key Employees of the Company and its Subsidiaries. The Committee shall determine at its sole discretion, which Key Employees of the Company shall be eligible to be granted a TSR performance Target Cash Award. It shall also determine the conditions (amount, period) applicable to each Award.

     Eligibility to participate in the Plan does not confer a right to receive a Target Cash Award. There is no automatic entitlement to any grant.

6.   AWARDS

6.1. Target Cash Award. The target amount of the Key Employee's Target Cash Award shall be determined through competitive market data using appropriate peer companies. The Committee shall approve annually the target long-term incentive compensation amount to be attributed to Key Employees. Half of this amount shall be delivered through the Plan and the other half through the Alcan Executive Share Option Plan. Employees eligible for participation in the Alcan LTIP but not eligible to participate in this Plan shall receive their long-term compensation amount entirely through the Alcan Executive Share Option Plan.

6.2. Amount of the Award. The amount of the Award, if any, shall be based on the Company's TSR performance at the end of the Performance Period as measured

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     against the TSR performance of the S&P Industrials.

6.3. Award Frequency and Performance Period. Subject to the terms of the Plan (including sections 4.1, 4.2 and 5.1), Target Cash Awards shall generally be granted annually by the Committee, with each Target Cash Award having a Performance Period of 3 years.

6.4. Total Shareholder Return and Performance Measure. TSR shall be measured as a change in the market price of the common stock plus cumulative dividend yield over the Performance Period.

     At the end of the Performance Period, the TSR performance measurement shall be made for all companies in the S&P Industrials Index and the Company's performance will be ranked relative to the other industrial companies in the Index as of the end of the Performance Period. These measurements will be made by a third party and audited by the Company's Auditors.

6.5. Calculation of TSR Performance. The percentage change in stock price is equal to the ratio of (A) the average of the Closing Prices over the five trading days immediately preceding the end of the Performance Period over
     (B) the average of the Closing Prices over the five trading days immediately preceding the commencement of the Performance Period.

     Only companies that have been part of the Index for the full Performance Period shall be included in the calculation of TSR performance.

6.6. Payout Matrix. In order for any payout to be earned, the Company's TSR performance shall be at or above the 30th percentile rank of the companies ranked in the S&P Industrial Index. At the 30th percentile rank, a payout of 60% of the target Award shall be earned. At the 50th percentile rank, a payout of 100% of target Award shall be earned, and at the 75th percentile rank, a payout of 300% of the target Award shall be earned (maximum payout). The payout will be prorated between these rankings (see sample calculation at Appendix A).

6.7. Individual Performance. As with other elements of compensation, an Award shall be earned through individual performance. There shall be no entitlement to an Award. The actual target Award may also be subject to an upward or downward adjustment based on the individual's performance and contribution to the Company.

6.8. Payment of Awards. Subject to applicable law, payment with respect to earned Awards may be made in whole or in part in the form of cash and/or Shares of the Company, at the sole discretion of the Committee.

6.9. Award Agreement. A separate Agreement shall be entered into between the Company and the Participant to cover each Target Cash Award. This document shall be sent in duplicate to each Participant for signature. It describes the conditions applying to that particular Award (see Appendix B).

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7.   TERMINATION OF EMPLOYMENT

7.1. Termination of Employment Due to Death, Disability or Retirement. In the event of termination of employment due to Retirement (in accordance with the retirement programs rules), Disability or Death, the Participant will be entitled to a pro-rata payment of any Awards earned, payable at the time normally due and in accordance with such rules and regulations as may be adopted by the Committee.

7.2. Termination for Reasons Other than Death, Disability or Retirement. Termination of employment for any other reasons, including resignation, will result in forfeiture of any outstanding Awards under the Plan. In specific circumstances, the Committee may adopt rules to provide for partial payment as above.


8.   BENEFICIARY DESIGNATION

8.1. Designation of Beneficiary. Each Participant shall advise the Company in a written designation, on a prescribed form, the name of the beneficiary who shall be entitled to receive a payout, if any, with respect to an Award upon his death (Appendix C). The Participant shall advise the Company of any change in any such information (see Appendix D).

     In the event that there shall be no designation of beneficiary made, any amounts to be paid to the Participant's beneficiary shall be paid to the Participant's estate.

8.2. Death of Beneficiary. In the event that the beneficiary predeceases the Participant, any amounts that would have been paid to the Participant or the Participant's beneficiary under the Plan shall be paid to the Participant's estate.


9.   MISCELLANEOUS PROVISIONS

9.1. The effective date of the Plan is 1 January 2002.

9.2. The Plan shall be governed and interpreted in accordance with the laws of the Province of Quebec and the laws of Canada applicable in Quebec.

9.3. If any provision of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

9.4. Headings are for reference purposes only and do not limit or extend the meaning of the provisions of the Plan.

9.5. References to the masculine shall include the feminine; references to the singular shall include the plural and vice versa.
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                                                                      APPENDIX A


                                 [RATING CHART]


                       EXAMPLE

Target Award                             $100,000
Adjustment for personal performance      $ 25,000
Adjusted Target Award                    $125,000
3-year performance rating        x           200%
at 62.5 percentile
                                         --------
                                         $250,000
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

Amount paid by end of April following the 3-year performance period.


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                                                                      APPENDIX B

                                   ALCAN INC.

                 TOTAL SHAREHOLDER RETURN (TSR) PERFORMANCE PLAN
                        (LONG-TERM INCENTIVE CASH AWARD)
                                 AWARD AGREEMENT

NAME                                                 AWARD YEAR:


PERFORMANCE PERIOD:                                  TARGET AWARD AMOUNT:


You have been granted a 2002 Target Cash Award (shown above) under the TSR Performance Plan. This Award was approved by the Personnel Committee of the Board, effective 15 September 2002 and is subject to a three year Performance Period beginning 1 January 2003 and ending 31 December 2005.

The payment value of this Award, if any, will be calculated on the Total Shareholder Return and Alcan's percentile rank relative to the Standard and Poor (S&P) Industrials at the end of the Performance Period. Total Shareholder Return is measured as the change in the market price of the common stock plus cumulative dividend yield over the Performance Period. The percentage change in stock price is equal to the ratio of (A) the average of the closing share prices over the five trading days immediately preceding the end of the Performance Period over (B) the average of the closing share prices over the five trading days immediately preceding the Performance Period.

At the end of the Performance Period, TSR performance measurements will be made for Alcan and for all companies in the S&P Industrials Index. Alcan's TSR performance will be compared and ranked against the TSR performance of other industrial companies in the Index. Only companies that have been part of the Index for the full 3-year period will be included in the Index.

The payout, if any, will be calculated by adjusting the target award by a performance factor related to Alcan's percentile rank relative to the S&P Industrials as follows:

o    At a relative rank below the 30th percentile no payout will be made

o At a relative rank of the 30th percentile a payout of 60% of the target amount

o At a relative rank of the 50th percentile a payout of 100% of the target amount

o At a relative rank of the 75th percentile a payout of 300% of the target amount (300% is the maximum payout under the Schedule)

o    The payout will be prorated between these rankings.


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You must be continuously and actively employed by Alcan over the performance period to be eligible to receive any payment. The actual payment, if any, will be made as soon as practicable following completion of the Performance Period. If you terminate your employment during the Performance Period due to retirement, disability or death, your actual Award will be pro-rated for the period up to termination; the amount being paid at the prescribed time and according to such Rules and Regulations of the Plan adopted by the Committee. Please refer to the Plan description.

Please indicate your acceptance of the above award, the terms and conditions as described herein and the attachments by executing both copies of this Award Agreement and returning one copy to Linda Eggeman, Alcan Inc., Maison Alcan, Montreal.

I hereby accept the terms and conditions of this award:



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Signature                           Date



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                                                                      APPENDIX C

                                   ALCAN INC.
                            TOTAL SHAREHOLDER RETURN
                                PERFORMANCE PLAN

                          BENEFICIARY DESIGNATION FORM


I, _______________________________, being a Participant of the Total Shareholder Return Performance Plan (TSR Performance Plan), hereby designate the following person as my Beneficiary for purposes of the TSR Performance Plan and acknowledge that said person is:

     NAME:
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  ADDRESS:
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Under the terms of the TSR Performance Plan, I reserve the right to revoke this designation and to designate another person as my Beneficiary.

SIGNATURE:
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 EMPLOYEE
   NUMBER:
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     DATE:
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                                                                      APPENDIX D

                                   ALCAN INC.
                            TOTAL SHAREHOLDER RETURN
                                PERFORMANCE PLAN

                           CHANGE OF BENEFICIARY FORM

I, _______________________________, being a Participant of the Total Shareholder Return Performance Plan (TSR Performance Plan), hereby revoke the designation of ______________________________ as my Beneficiary for purposes of the TSR Performance Plan and designate instead:

     NAME:
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  ADDRESS:
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Under the terms of the TSR Performance Plan, I reserve the right to revoke this designation and to designate another person as my Beneficiary.

SIGNATURE:
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 EMPLOYEE
   NUMBER:
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     DATE:
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